Summary Prospectus	April 28, 2014 (as revised March 30, 2015)
AMG GW&K Small Cap Core Fund

Investor Class: GWETX	Service Class: GWESX	Institutional Class: GWEIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated April 28, 2014, as supplemented March 30, 2015, are incorporated by reference into this summary prospectus.
Investment Objective
The investment objective of the AMG GW&K Small Cap Core Fund (the “Fund”) is to provide investors with long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Service Class	Institutional Class
Management Fee	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.48%	0.49%	0.33%
Total Annual Fund Operating Expenses	1.48%	1.24%	1.08%
Fee Waiver and Expense Reimbursements[2]	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.35%	1.11%	0.95%
[1]	Other Expenses do not include extraordinary expenses as determined under generally accepted accounting principles. If extraordinary expenses had been included, Other Expenses of the Investor Class, Service Class and Institutional Class would have been 0.50%, 0.51%, and 0.35%, respectively.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2015, to waive management fees (but not below zero) and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.95% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (exclusive of the items noted in the parenthetical above) of the Investor Class, Service Class, and Institutional Class would be 1.45%, 1.20% and 0.95%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated in the event the Investment Manager ceases to be the investment manager of the Fund or by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees; provided, however, that no such termination shall affect the obligation (including the amount of the obligation) of the Trust, on behalf of the Fund, to repay amounts previously paid, waived or reimbursed by the Investment Manager with respect to periods prior to the date of such termination.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2015. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be
	1 Year	3 Years	5 Years	10 Years
Investor Class	$137	$455	$796	$1,757
Service Class	$113	$381	$669	$1,489
Institutional Class	$ 97	$331	$583	$1,306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund will ordinarily invest in approximately 55-90 stocks. The Fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those with a market capitalization of less than $3.5 billion at the time of purchase or otherwise within the range of capitalizations of companies in the Russell 2000® Index (between $129 million and $3.3 billion as of the latest reconstitution of the Index on May 31, 2013).

SUM030-0315

AMG GW&K Small Cap Core Fund SUMMARY PROSPECTUS

The Fund invests in an unrestricted opportunity set, pursuing quality companies with either growth- or value-oriented characteristics. GW&K Investment Management, LLC, the subadvisor to the Fund (“GW&K” or the “Subadvisor”), intends to assemble a portfolio of securities diversified as to companies and industries. The Subadvisor generally expects that each economic sector within the Russell 2000® Index will be represented in the Fund’s portfolio. The Subadvisor may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively-managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
The performance information shown for the Fund’s Investor Class shares (formerly Class A shares of the GW&K Multi-Cap Equity Fund, which were reclassified and redesignated as of July 27, 2009) includes historical performance of the Fund for periods prior to July 27, 2009. As of July 27, 2009, the Fund changed its name from “GW&K Multi-Cap Equity Fund” to “GW&K Small Cap Equity Fund,” adopted the Fund’s current investment strategies, and began comparing its performance to the Russell 2000® Index. Prior to July 27, 2009, (and for the periods shown below other than periods beginning after July 27, 2009), the Fund focused on a multi-cap equity strategy.
The performance information for the Fund’s Investor Class shares in the bar chart and for periods prior to July 27, 2009 does not reflect the impact of the sales charges (loads) that were previously in effect.
Calendar Year Total Returns as of 12/31/13 (Investor Class)
Best Quarter: 16.82% (4th Quarter 2010)
Worst Quarter: -21.37% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/13
AMG GW&K Small Cap Core Fund	1 Year	5 Years	10 Years	Since Inception
Investor Class Return Before Taxes	42.26%	23.19%	9.28%	—
Investor Class Return After Taxes on Distributions	41.01%	22.88%	8.84%	—
Investor Class Return After Taxes on Distributions and Sale of Fund Shares	24.80%	19.13%	7.63%	—
Service Class Return Before Taxes
	42.56%	—	—	22.45%
Institutional Class Return Before Taxes
	42.89%	—	—	22.70%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)
	38.82%	20.08%	9.07%	20.00% [1]
[1]	Index performance shown reflects the performance of the Index since the inception of the Fund’s Service Class and Institutional Class.
The inception date for Service Class and Institutional Class of the Fund is July 27, 2009.

2	AMG Funds

AMG GW&K Small Cap Core Fund SUMMARY PROSPECTUS

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for Service Class and Institutional Class shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisor
GW&K Investment Management, LLC
Portfolio Managers
Daniel L. Miller, CFA
Partner and Director of Equities of GW&K; Portfolio Manager of the Fund since 07/09.
Jeffrey W. Thibault, CFA
Partner of GW&K; Portfolio Manager of the Fund since 07/09.
Buying and Selling Fund Shares
Subject to the investment minimums described below, purchases of Fund shares are limited to shareholders of the Fund as of the close of business of the Fund on October 31, 2013, including shareholders who held an account directly with the Fund and those shareholders of the Fund as of the close of business as on October 31, 2013, who were invested in the Fund through a financial intermediary account, a financial platform, a defined contribution plan or ManagersChoice® program or other asset allocation program.
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Service Class
Regular Account: $100,000
Individual Retirement Account: $25,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class and Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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